Exhibit 99.2

TapImmune Inc. ( NASDAQ:TPIV ) May 2018

Forward-Looking Statements

Certain statements contained herein are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, that involve risks and uncertainties. All statements other than statements relating to historical matters including statements to the effect that we "believe", "expect", "anticipate", "plan", "target", "intend" and similar expressions, including without limitation statements relating to long-term stability, TapImmune Inc.'s ("TapImmune" or the "Company") plan of operations and finances, and the potential for the Company's vaccines and proposed clinical trials, should be considered forward-looking statements. Our actual results could differ materially from those discussed in the forward-looking statements as a result of a number of important factors, including factors discussed under the heading "Risk Factors" in the Company's periodic reports on Form 10-Q and 10-K. No representation or warranty (expressed or implied) is made as to, and no reliance should be placed on, the fairness, accuracy or completeness of the information contained herein. Accordingly, none of the Company, or any of its principals, partners, subsidiaries or affiliates, or any of such person's board members, officers or employees accepts any liability whatsoever arising directly or indirectly from the use of this presentation. Certain information set forth herein includes estimates, projections and targets and involves significant elements of subjective judgment and analysis, which may or may not be correct. No representations are made as to the accuracy of such estimates, projections or targets or that all assumptions relating to such estimates, projections or targets have been considered or stated or that such estimates, projections or targets will be realized. This presentation does not purport to contain all of the information that may be required to evaluate the Company and any recipient hereof should conduct its own independent analysis of the Company and the data and information contained herein. Any forward-looking statements are not guarantees of future performance and actual results may differ materially from estimates in the forward-looking statements. Unless otherwise stated, all information in this presentation is as of the date on the cover page of this presentation, and the Company undertakes no obligation to revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

This presentation is being distributed for information purposes only and is not intended to, and does not, constitute an offer, invitation or solicitation for the sale or purchase of securities in any jurisdiction. Any such offer or sale shall only be made pursuant to definitive investment documents.

1

Confidential 2 Transaction Overview • TapImmune Inc. (“ TapImmune ” or the “Company”) and Marker Therapeutics, LLC (“Marker”) to combine in a merger transaction • TapImmune is currently in discussions with leading institutional investors with respect to a financing ‒ Proceeds will be used to help advance several Phase II clinical trials , continue the buildout of operational and clinical facilities , fund ongoing non - clinical expenses, and for general corporate purposes ‒ Capital raise is expected to be sufficient to fund the combined company into 2020 • TapImmune will be renamed and rebranded • Both TapImmune and Marker have the full support of each of their respective Boards of Directors • Corporate headquarters will be relocated to Houston Transaction Structure Pro Forma Ownership TapImmune 50% 50% TapImmune Shareholders Marker Shareholders TapImmune Marker 10.7M shares 7.0M warrants ($[2.89] exercise price) Merger

Confidential 3 Investment Highlights Unique and highly differentiated approach that addresses the major challenges faced by CAR and TCR approaches Transformational T Cell Therapies Durable responses with clear evidence of epitope spreading targeting multiple tumor associated antigens safely Multi - Antigen Approach Drives Enhanced Efficacy Significantly reduced cost and complexity of manufacturing as compared to conventional CAR - T and TCR approaches Requires No Gene Modification of T Cells Superior toxicity profile as compared to other cell therapy approaches, with no related SAEs or CRs observed to date Robust Clinical Response With Minimal Toxicity

Confidential 4 Gene - Modified T Cell Therapy: What We Now Know CAR - T, TCR and NK therapies have made headway in treating cancer, but data underscores the many hazards and limitations Clinical Impact  Limited durability of response Limitations of Single Antigen Targeting  Treatment limited to targeted antigen  High relapse rate due to antigen - negative escape  Inconsistent ability to generate epitope spreading Clinical Safety Concerns  Cytokine Release Syndrome (CRS) is not only common but potentially required for CAR - T efficacy  Neurotoxicity has caused program ending fatalities and is still not well understood Product Safety Concerns  Retroviral, Lentiviral, Transposon (integrated genes) potential of insertional mutagenesis High Cost and Manufacturing Complexity  High cost of genetic modification and selection  Requirement for hospitalization and use of tocilizumab for treatment

Current Cell Therapy Landscape

Marker technology addresses the limitations of currently known CAR-T and TCR cell therapy programs

	Juno / Celgene	Kite Pharma / Gilead	Cellectis / Pfizer	Adaptimmune / gsk	Novartis	Marker Therapeutics
Multi-Specific	✗	✗	✗	✗	✗	✓
Epitope Spreading	✗	✗	✗	✗	✗	✓
No Genetic Modification	✗	✗	✗	✗	✗	✓
No Fatalities Caused by Therapy	✗	✗	✗	✗	✗	✓
No Lymphodepletion Required	✗	✗	✗	✗	✗	✓
Treatment Cost[1]	JCAR015 and JCAR017 Launch Price $250,000	Yescarta $373,000	UCART19 Launch Price $200,000	MM Treatment Launch Price $250,000	Kymriah $475,000	Significantly lower costs

Common Issues in Competitive Cell Therapies				Marker Therapeutics
	Inconsistent response rates	High toxicity	High manufacturing costs	Potential to address major issues with other cell therapies
	Significant relapse rates	Limited efficacy in solid tumors	Difficult to scale	

1. Based on Wall Street Research Estimates

5

Multi Tumor-Associated Antigen (MultiTAA) Cell Therapy

Multiple Antigens

- Target expression of multiple tumor antigens thereby targeting more tumor cells

Clinical Safety

- No related SAEs or CRS in 60+ patients

No Genetic Modification

- Native peptides presented in culture, natural T cells expand with no mutagenesis risk

Lower Cost

- Efficient process requires no genetic modification or extensive manipulation of product

Clinical Impact

- Potential of increased duration – prevents immune escape with antigen spread



1
Heterogeneous Tumor
Single-specific T cells
2
Tumor
Immune escape
3
Multi-tumor specific T cells

6

MultiTAA T Cell Manufacturing Process



SCT donor
SCT recipient
Allogenic or Autologous
Indications
Blood Draw / Apheresis
G-Rex® Cell Culture Technology
APC
+pepmix
+cytokines
PBMCs
1st Stimulation
10+ Days
2nd Stimulation
7+ Days
MultiTAA T Cells
APC
+pepmix
+cytokines
Wash & Freeze
MultiTAA T-cell Infusion
LAPP
WT1
PRAME
Survivin
NY-ESO-1
MAPP
PRAME
MAGEA4
SSX2
Survivin
NY-ESO-1

7

Highly-Efficient Cell Processing Approach

G-REX® **Cross-Sectional View**


High Media
Height Means
High Nutrient
Capacity
Incubator shelf

1. Add Cells and Large Volume of Media
2. Set in Incubator
3. Cells Obtain Oxygen and Nutrients on Demand (no need for media exchange, shaking or rolling)
4. To Collect Cells, Withdraw 90% of Media Volume and then Remove Cells (simplified cell recovery as harvest density approaches 30 x 10^6 cells/ml)

O_2 from ambient air and CO_2 from media is exchanged through the Gas Permeable Membrane

- No special capital equipment
- Single use, disposable devices
- High density culture
- Improved access to O_2 & nutrients

- Shortened culture durations
- Reduced interventions & risk
- Reduced labor – no weekend duty
- >10 fold cost savings vs bags

- Directly scalable platform
- FDA registered Class I Device
- Widespread application
- Simplified process

8

Confidential 9 Profile and Specificity of MultiTAA T C ells Peptide - Specific Responses Cell Phenotype  Expanded multiTAA T cells are polyclonal  Express a mix of central and effector memory markers for immediate anti - tumor effects and long term persistence  MultiTAA T cells recognize multiple tumor - expressed targets

Confidential 10 Summary of Interim Clinical Outcomes 7 Patients Treated 4 Active / 3 In Remission Duration of Response 7 - 25mo 8 Patients Treated CCR Duration: 8 - 20mo 18 Patients Treated CCR Duration 3 - 37mo 7 Patients Treated 3 Active / 4 In Remission Duration of Response 10 - 25mo 5 Patients Treated CR/PR Duration 7 - 11mo 11 Patients Evaluable, 13 Patients Treated CR Duration 4 - 27+mo CCR 43% PR 14% SD 29% Early 14% Adjuvant 2 CCR 62% PD 25% Early 13% CCR 83% PD 17% CCR 57% CR 15% PR 14% PD 14% Active 1 CR 20% PR 20% SD 40% PD 20% CR 55% SD 18% PD 27% < 90 days post ASCT > 90 days post ASCT Continued Complete Response Stable Disease Complete Response Progressive Disease Partial Response Early To date, 50% CR/PR in active MM patients, 100% CCR for patients in remission AML Lymphoma Myeloma 1. Treatment applied to patients with active disease after HSCT 2. Treatment applied to patients in remission after HSCT

Confidential 11 Active Lymphoma Outcome Comparison of Marker to Kite 13 patients treated for active disease (best response: 6 CR; 5 SD; 2 too early) Marker data superimposed on Kite’s experience, Neelapu , et al. N Engl J Med 2017; 377:2531 - 44 (82%) 1.6% 0.0% 95.0% 28.0% 0% 50% 100% Grade 3 Adverse Events Gr3 Neurotoxicity Serious Safety Events Marker (n=57) Kite (n=101) MARKER CR 6/11 ( 55%) MARKER SD 5/11 ( 45%) Duration of Response Kite CR (54%) Kite OR (82%) Kite PR (28%)

MultiTAA T Cell Therapy

Confidential 13 Lymphoma Interim Clinical Results 31 patients treated to date No SAEs No CRS Active Disease Treatment 13 patients treated with active disease  7 HL and 6 NHL  11 Evaluable patients (>3 months follow - up) Results:  Overall responses : 6/11 (all CR – 55%)  Duration of 5 to 12+ months  2 patients with stable d isease (5 – 12 months)  3 p atients with relapse Adjuvant Treatment 18 patients treated while in remission  5 HL and 13 NHL  18 Evaluable patients (>3 months follow - up) Results:  Overall continued CR rate: 15/18 (83%)  Duration of 3 – 37 months  3 patients with relapse at 8,12,19 months

Active Lymphoma Clinical Trial Outcomes

13 patients treated for active disease (6 CR; 1 SD; 3 PD; 1 off study; 2 too early)

ID	Age/Sex	Disease	Prior Therapies	Duration of Response After First Line (Double Hit Status)	Response to T Cell Therapy (Duration)
01	34/F	HL	ABVD → ICE → Cis-Gem→ XRT → ASCT → EBV T cells → Brentuximab → Yttrium90 → CART-CD30	No response to first line ABVD- chemo refractory (HL, so chromosomes not tested)	Stable disease (5 mo) → Off study [Revilimid (5 mo) →PD1]
02	55/F	HL/NHL	RCHOP + XRT → ICE → ASCT	5 months CR to first line then relapse (unknown chromosome status)	CR (4 mo) Died of pneumonia
03	35/M	HL	ABVD → XRT → IGEV → ESHAP → ASCT → GVD → XRT	6 months CR to first line then relapse (HL, no chromosomes tested)	CR (>2 years ongoing)
04	43/F	HL	ABVD → ICE → ASCT → Brentuximab	3 months CR to first line then relapse (HL, no chromosomes tested)	CR (>1 year ongoing)
05	48/M	HL	ABVD → ICE → ASCT + XRT → Brentuximab	No response to first line ABVD –chemo refractory (HL, so not tested)	CR (>2 years ongoing)
06	47/F	DLBCL	RCHOP → GDC → ASCT	13 months CR to first line then relapse (FL transformed to DLBCL)	CR (>2 years ongoing)
07	31/F	HL	ABVD→ XRT → ICE → Nav/Gem → ASCT → HDACi → Brentuximab → Bendamustine → PD1i	4 months CR to first line, then relapse (HL, so not tested)	Stable disease (5 mo) → PD
08	69/M	NHL	EPOCH → Romidepsin → ASCT	No response to first line- chemo refractory (T cell so note tested)	Stable disease (15 mo)
09	54/M	DLBCL	RCHOP → R-ICE→ ASCT	5 month CR to first line then relapse (unknown chromosome status)	Stable disease (6 mo) → PD → Started PD1i
10	18/F	HL	ABVE-PC→XRT → IVBor → Brentuximab → PD1i	4 month CR to first line, then relapse (HL, so not tested)	Stable disease (9 mo) → PD
11	48/M	DLBCL	EPOCH-R → R-ICE → ASCT → XRT	No response to first line- chemo refractory (Normal chromosomes)	CR (5 mo)
12	49/M	HL	ABVD →ICE → ASCT → XRT → Brentuximab → Nivolumab → Bendamustine	2 month PR to first line then relapse (chromosomes not tested)	Too early
13	54/M	DLBCL	EPOCH-R → ICE-R → XRT → ASCT	Residual disease after first line (c-myc and bcl-2 translocated)	Too early

Data as of Jan 2018. Duration > 12 months unless otherwise noted

14

Adjuvant Lymphoma Clinical Trial Outcomes

18 patients infused as adjuvant (15/18 in remission)

ID	Age/Sex	Disease	Prior Therapies	Duration of Response After First Line (Double Hit Status)	Response to T Cell therapy (Duration)
01	38/M	HL & DLBCL	ABVD → RICE → ASCT	No response to first line therapy- chemo refractory (Chromosomes not tested)	CCR (37 mo)
02	78/F	DLBCL	R→ RCHOP	14 month CR after R-CHOP	In remission (8 mo) →relapse
03	78/F	DLBCL	R → RCHOP→ multiTAA T cells→ R-Bendamustine	14 month CR after R-CHOP (Normal Chromosomes)	CCR (17 mo)
04	21/M	HL	ABVD → Brentuximab→Nav/Gem→ ASCT	2 month CR after ABVD (Chromosomes not tested)	CCR (29 mo)
05	36/M	HL	ABVD → ICE → ASCT + XRT → Brentuximab	12 month CR after ABVD (chromosomes not tested)	In remission (12 mo) → relapse
06	54/M	DLBCL	RCHOP → R-EPOCH → R-DHAP→ ASCT	No response to first line (unknown chromosomes)	In remission (19 mo) → relapse
07	61/M	DLBCL	R-EPOCH → ASCT → XRT	Suspected Residual disease after first line chemo (Bcl2- and cmyc rearranged- double hit))	CCR (16 mo)
08	31/F	HL	ABVD + XRT → ICE → ASCT → XRT → Brentuximab → DHAP	4 month response to first line chemo (chromosomes not tested)	CCR (25 mo)
09	62/M	T cell	CHOP + XRT → ASCT	Persistent disease despite chemo (chromosomes not tested)	CCR (28 mo)
10	53/M	Mantle	R-HyperCVAD → R-Bendamustine → R-Ibrutinib → ASCT + XRT	7 year response after first line chemo (chromosomes not tested)	CCR (20 mo)
11	67/M	Mantle	R-Bendamustine-Ara-C → ASCT	Residual disease after first line chemo (chromosomes not tested)	CCR (15 mo)
12	65/F	DLBCL	R-EPOCH → ASCT	CR post first line chemo, did not relapse after that (bcl-2, myc, and bcl 6 rearranged- triple hit)	CCR (18 mo)
13	35/M	HL	ABVD → Brentuximab+Bendamustine → ASCT → XRT	5 month CR to first line (no chromosomes tested)	CCR (6 mo)
14	73/F	DLBCL	R-CHOP → XRT → ESHAP → RIE	2 month CR to first line (normal chromosomes)	CCR (6 mo)
15	49/F	DLBCL	HyperCVAD → ASCT	CR post first line chemo, did not relapse (chromosomes not tested)	CCR (9 mo)
16	41/M	DLBCL	ABVD → R-ICE → ASCT	4 month CR after first line chemo (chromosomes not tested)	CCR (9 mo)
17	32/F	T cell ALCL	CHOP → Brentuximab → Crizotinib → CD30 CAR T cells → Crizoinib	4 year CR after first line chemo (chromosomes not tested)	CCR (6 mo)
18	25/M	HL	ABVD → Brentuximab → ICE → ASCT	No response to first line chemo (chromosomes not tested)	CCR (3 mo)

Data as of Jan 2018. Duration > 12 months unless otherwise noted

15

Confidential 16 Case #1 Response in Lymphoma Trial (Patient #5) Pre - Infusion Targeted Antigens Data demonstrate clinical benefit as post - infusion T cells exhibit antigen spreading Post - Infusion Non - Targeted Antigens 0 50 100 150 200 250 300 350 Pre Post PRAME SSX2 MAGE A4 NYESO-1 Survivin 0 10 20 30 40 50 60 70 Pre Post WT1 MAGE C1 MAGE A3 SFC/2x10 5 SFC/2x10 5 SUVmax: decrease 5.7 to 1.8

Confidential 17 Case #2 Response in Lymphoma Trial (Patient #2) Pre - Infusion Targeted Antigens Post - Infusion Non - Targeted Antigens SFC/2x10 5 SFC/2x10 5 0 10 20 30 40 50 Pre Post Prame SSX2 0 100 200 300 400 500 600 700 Pre Post WT1 NYESO-1 MageA4 MageA3 MageA1 AFP Post CTLs + radiation 0 10 20 30 40 50 60 70 80 90 Prame SSX2 MAGE A4 NYESO - 1 Survivin No pep Pre #1 wk1 wk2 Pre #2 mth3 S F C / 5 x 1 0 e 5 A B Post CTLs + radiation 0 10 20 30 40 50 60 70 80 90 Prame SSX2 MAGE A4 NYESO - 1 Survivin No pep Pre #1 wk1 wk2 Pre #2 mth3 S F C / 5 x 1 0 e 5 A B Data demonstrate clinical benefit as post - infusion T cells exhibit antigen spreading

Confidential 18 Case #3 Response in Lymphoma Trial (Patient #6) Pre - Infusion Post - Infusion Month 3 Targeted Antigens Non - Targeted Antigens Post - Infusion Month 9 0 5 10 15 20 25 30 35 40 45 Pre Mth3 Mth9 MAGE C1 SFC/2x10 5 0 20 40 60 80 100 120 140 160 180 Pre Mth3 Mth9 PRAME SSX2 MAGE A4 NYESO-1 Survivin SFC/2x10 5 Data demonstrate clinical benefit as post - infusion T cells exhibit antigen spreading

Confidential 19 AML / MDS Phase I Interim Clinical Results Active Disease Treatment 5 patients treated with active disease  5 Evaluable patients (> 3 months follow - up) Adjuvant Treatment 8 patients treated while in remission  7 Evaluable patients (> 3 months follow - up)  All patients with prior SCT  At least 2 prior treatments; median 3 prior treatments 12 patients treated to date D ose levels 1 & 2 tested to date No SAEs No CRS Re sults:  Overall ongoing responses : 2/5 (1 CR1 – 11 months; 1 PR – 7 months )  1 patient with stable d isease (6 months)  2 patients with progression (occurring at 1 month and 4 months) Results:  Overall continued CR rate : 5/7 (71%)  Duration of 8 – 20 months 1. One patient relapsed in the adjuvant group and was then treated in the active group and achieved a CR

Confidential 20 ID Age/G Disease DL Prior Treatments 1 57/F FLT3 - ITD 1 CIA  Sorafenib  CIAx2  RIC - SCT 2 18/F FLT3 - ITD 1 Bortezomib / Dauno EC  sorafenib  MAC - SCT 3 54/F MDS 1 5 - aza  RIC - SCT 4 55/F MLL - r 1 7+3  HiDAC  MAC - SCT 5 70/F AML CR3 2 7+3  HiDAC  CIA  RIC - SCT - Relapse  7+3 6 53/F DNMT3a 2 7+3  HiDAC  MAC - SCT 9 58/M MDS  AML 2 Decitabine  RIC - SCT - Relapse  CIA  MDS relapse  DLIx4 10 65/M MLL - r 2 7+3x2  5 - Azax11  RIC - SCT Group A: Adjuvant – 8 patients infused Group B: Active – 5 patients treated ID Age/G Disease DL Prior Treatments 7 70/M IDH1 mut 1 7+3  decitabine  IDH inhib  cutis relapse  CIA  RIC - SCT  Relapse 8 16/M MDS  AML 1 Double cord SCT  AML Relapse  C  haplo - SCTx2  Relapse 1 57/F FLT3 - ITD 1 CIA  Sorafenib  CIAx2  RIC - SCT  mTAA - T cells  steroids  Relapse 10 55/M Induc . failure 2 7+3  HiDAC x4  RIC - SCT  Relapse  DLIx4  MEC  5 - aza  Relapse 11 23/M Del 17p 2 CIAx3  haplo - SCT  Relapse  CIA - decitabine  haplo - SCT  5 - aza  Nivolumab  CD123 BiTE  MEC - decitabine  midostaurin  Relapse AML / MDS Clinical Trial Patient Profiles Data as of Oct 2017

Confidential 21 AML / MDS Clinical Trial Outcomes ID Age/G DL Outcome (CR months) 2 4 6 8 10 12 14 16 18 1 57/F 1 Relapsed, treated on Group B 2 18/F 1 3 54/F 1 4 55/F 1 Isolated CNS relapse 5 70/F 2 6 53/F 2 9 58/M 2 10 65/M 2 Too Early ID Age/G DL Outcome (CR months) 2 4 6 8 10 12 14 16 18 7 70/M 1 Isolated relapse in skin 8 16/M 1 PD 1 57/F 1 10 55/M 2 11 23/M 2 Group A: Adjuvant – 8 patients infused Group B: Active – 5 patients treated Continued CR Continued CR Continued CR Continued CR Continued CR Continued CR Continued CR SD Complete Remission 1 Partial Remission 2 SD Data as of Oct 2017 1. Complete Remission within 4 weeks 2. Partial Remission within 4 weeks Stable Disease Complete Response Progressive Disease Partial Response Early

Patient #1 AML Clinical Course



Tumor
T cells
Prednisone
Elevated liver enzymes
Decitabine
Sib. alloHSCT
MultiTAA T cells
Bony relapse
PR
MultiTAA T cells
Bony relapse
CR
Day 0
Mo2
Mo4
Mo5
Mo7
Mo10
Mo11



Production frequency
0.08%
0.06%
0.04%
0.02%
0.00%
Pre-inf
wk6
mo4
mo11

57yo female with AML post multiple courses of chemoRx and allo-HSCT. First Rx with MultiTAA T cells during remission. Elevated AST was Rx with prednisone, causing relapse that resolved once prednisone was DC'd. Rx with decitabine led to a relapse. Rx with MultiTAA T cells led to CR.



Relapse PR (Mo.5) Post-decitabine CR Post-T cell

22

Confidential 23 Multiple Myeloma Phase I Interim Clinical Results 14 patients infused to date No SAEs No CRS Active Disease Treatment 7 patients with Active Disease after ASCT  6 Evaluable patients (> 3 months follow - up) Adjuvant Treatment 7 Patients Treated In Remission after ASCT  4 patients treated <90 days after ASCT  3 patients treated >90 days after ASCT  All Pts Evaluable (> 3 months follow - up) Results:  7/7 patients with CR  Duration of 4 – 22 months Results:  Overall responses: 4/6 ( 2CR; 2PR)  Duration of 4 – 22 months (median 14 months)  No disease p rogression to date  2 p atients with stable d isease (duration 3 – 8 months)

Multiple Myeloma Clinical Trial Patient Profiles

Group A: > 90 days post autologous or syngeneic transplant

ID	Age/G	Status	Disease	Prior Treatments
1	53/M	Active	IgG-kappa	Bor/Dex → ASCT
5	61/M	In remission	IgG-kappa	RVD → ASCT
6	44/M	In remission	IgG-kappa	CyBorD → ASCT
13	47/M	In remission	IgG-kappa	RVD → ASCT
12	31/F	Active	IgG-kappa	VD
9	69/F	Active	IgG-kappa	VD → ASCT→ R→ Pom/Carf/D
15	70/M	Active	IgA-kappa	RVD → ASCT → R-vidaza → Pom/D → ibrutinib/Carf → dinaciclib/VD → CyBorD → Daratumumab → RD-Elot → Ixa/RD

Group B: < 90 days post autologous or syngeneic transplant

ID	Age/G	Status	Disease	Prior Treatments
2	40/M	Active	Free lambda	RVD → ASCT → Pom/Carf/D→ASCT
3	65/F	Active	IgG-kappa	RVD → ASCT → CyBorD → Carf/D→ ASCT
4	76/M	Active	IgG-kappa	CyBorD →ASCT
7	57/M	In remission	IgA-kappa	VTD → ASCT → Rd → Cy/Carf/D → ASCT
8	50/F	In remission	IgG-kappa	RVD → ASCT
10	53/M	In remission	IgG-lambda	VD→ RVD → ASCT
11	54/M	In remission	Free lambda	RVD/rituximab → Rd → ASCT

Data as of Oct 2017

24

Confidential ID Age/G Outcome (CR months) 2 4 6 8 10 12 14 16 18 20 22 1 53/M 5 61/M 6 44/M 13 47/M 12 31/F 9 69/F 15 70/M Too Early Remains in CR ID Age/G Outcome (CR months) 2 4 6 8 10 12 14 16 18 20 22 2 40/M 3 65/F 4 76/M 7 57/M 8 50/F 10 53/M 11 54/M 25 Multiple Myeloma Clinical Trial Outcomes PR Remains in CR Remains in CR SD SD PR Remains in CR CR PD Remains CR Remains in CR Remains in CR Group A: > 90 days post autologous or syngeneic transplant Group B: < 90 days post autologous or syngeneic transplant Data as of Oct 2017 Stable Disease Complete Response Progressive Disease Partial Response Early

Confidential 26 Multiple Myeloma Standard Therapy MM ~ 28,000/ yr Low Risk 5 - yr Overall Survival: 82 % Intermediate Risk 5 - yr Overall Survival : 62% High Risk 5 - yr Overall Survival : 40% Minimum 3 drug regimens 9% 28% 63% Palumbo et al J Clin Oncol 2015

Confidential 27 Patient #2 MM Clinical Course <1% Clonal plasma cells Cyclin D1 neg Diagnosis Pre 1st ASCT ASCT +6m ASCT +22m Pre 2nd ASCT +27m Pre-T cells (day+61) Post-T cells (day+113) Month 6 2 nd line 2 nd ASCT 1 st line 1 st ASCT 3 rd line 100 1000 10000 0 Normal MultiTAA T cells Patient #2 received prior treatments including two stem cell transplants. After receiving a dose of Marker’s T cells, the patient has been in complete remission

Confidential 28 Patient #2 MM Clinical Course (cont’d) Pre - Infusion (MAGE - A4) PBMCs – Targeted Antigens 8 Week Post - Infusion (MAGE - A4) Marrow SFC/5x10 5 SFC/5x10 5 3+ 1+ 0 50 100 150 200 250 300 Pre Wk4 Wk6 Mo3 PRAME SSX2 MAGE A4 NYESO-1 Survivin 60 120 180 8 Week Post

Corporate & Proposed Transaction

Confidential 30 Broad, Highly Synergistic Platform TapImmune Licensed , Mayo ▪ Antigenic Peptides ( pre - screened) ▪ Peptide - based vaccine compositions ▪ Solid cancer indications ▪ Phase I and II Clinical Trials ▪ In vivo Marker Licensed , BCM 1 ▪ Full length TAA / overlapping peptides ▪ Culture device / methodologies ▪ Hematologic cancer indications ▪ Phase I clinical trials ▪ Trade secrets and know how ▪ ex vivo , non - engineered T cell transfer ▪ Autologous or allogeneic TapImmune Intellectual Property ▪ Nucleic Acid expression vector ▪ Nucleic acid - based vaccine compositions ▪ Prime / boost capability, peptide / nucleic acid ▪ Pre - clinical 1. Baylor College of Medicine

Merger Creates Leading Combined Oncology Pipeline

Preclinical | Phase I | Phase II | Phase III

Program	Study	Collaborators / Sponsors
MultiTAA T Cells Ph II AML and MDS Ph I ALL	LAPP T-cell Therapy	Marker & BCM[1]
MultiTAA T Cells Ph II MM, Lymphoma Ph I Breast, Pancreatic	MAPP T-cell Therapy	Marker & BCM[1]
	MAPP T-cell Therapy	Marker & BCM[1]
TPIV200 Triple-Negative Breast Cancer	Dosing Study	TapImmune
	Efficacy Study	Mayo Clinic & Dept. of Defense
TPIV200 Ovarian Cancer	Platinum Sensitive – Efficacy in Maintenance Therapy	TapImmune
TPIV200 Ovarian Cancer	Platinum Resistant – Efficacy in Combo Therapy	Memorial Sloan Kettering
TPIV100 / 110 HER2+ / neu+ Breast Cancers	Combo Therapy in HER2+ Breast Cancer	TapImmune, Mayo Clinic & Dept. of Defense
	Ductal Carcinoma in Situ	Mayo Clinic & Dept. of Defense

1. Baylor College of Medicine

31

Confidential 32 Strong Management Team Mr. Hoang has twenty years of immuno - oncology, public company executive management, investment banking, and venture capital experience. Previously he was the SVP of Development and Strategy at Bellicum Pharmaceuticals , Inc. (NASDAQ:BLCM). Dr. Kenney has 23 years of vaccine development experience. Prior to serving as CMO, Dr. Kenney was the CMO at Immune Design, where he led the clinical development of and regulatory interactions for the company's prime - boost immuno - therapeutics and cancer vaccines. Previously, Dr. Kenney led the clinical effort at various biotech companies after training at Duke, NIH, and FDA. Mr. Loiacono has over 25 years of financial management experience. Previously, Michael was responsible for strategic development at FCTI, Inc. In 2013, FCTI, Inc. acquired Global Axcess Corp, a publicly - traded company, where Michael served as CFO since 2006. Michael oversaw the overall financial strategy of that Company. Peter Hoang President & Chief Executive Officer Michael Loiacono Chief Financial Officer & Chief Accounting Officer Richard Kenney, MD Chief Medical Officer Dr. Vera has 12 years of experience developing T cell therapies and optimizing manufacturing processes for clinical applications. He has been instrumental in the design and testing of the G - Rex cell culture platform and pioneered its use for large - scale production of T cells. Dr. Vera is an assistant professor at Baylor College of Medicine. Juan Vera, MD Chief Development Officer Dr. Leen is a distinguished immunologist who has over 15 years of experience utilizing immunogenic viral antigens in developing T cell - based therapies, receiving recognition by both the American Society of Bone Marrow Transplantation and Gene and Cell Therapy for her work in the field. Dr. Leen is an assistant professor at Baylor College of Medicine. Ann Leen , PhD Chief Scientific Officer

Confidential 33 Seasoned Advisors with Subject Matter Expertise Dr. Florkiewicz has experience in both academic and biotechnology environments. Most recently he conducted research on human embryonic stem cell - based therapies at the University of Washington. Dr. Wilson brings an extensive background of success in corporate management and product development with tenures in both major multinational pharmaceutical companies and start - up pharmaceutical / biotech organizations. Mr. Moseley has over 25 years of licensing and patent experience. Previously, Ken served as General Counsel at Bellicum Pharmaceuticals , Inc. (NASDAQ:BLCM) where he also served as SVP of Intellectual Property & Legal Affairs. Robert Florkiewicz , PhD Glynn Wilson, PhD Ken Moseley Dr. Rooney is a renowned virologist and immunologist as well as a Professor at the Baylor School of Medicine. She has conducted revolutionary studies involving antigen - specific T cells and received her PhD from the University of Cambridge. Cliona Rooney, PhD Malcom Brenner, MD, PhD Dr. Brenner has devoted his career as a physician - scientist to the field of stem cell transplantation through the therapeutic use of T cell immunologic approaches and genetic engineering strategies. He is also a founding director of the Center for Cell and Gene Therapy at Baylor College of Medicine.

Appendix

Lymphoma Clinical Trial Design

Present (Phase I)

Eligibility

- Any patient > 18 years old with HL or NHL
- No lymphodepletion required
- Group A: Active disease or Group B: post-transplant (adjuvant)
- In 1st relapse for indolent lymphoma after 1st line
- In 1st relapse if chemotherapy contraindicated
- Primary refractory or persistent disease after 1st line therapy
- In 2nd or subsequent relapse
- Multiply relapsed patients in remission at a high risk of relapse
- Lymphoma as a second malignancy (e.g., Richter's)

Dosing

- 2 infusions 14 days apart (Day 0 and 14)
- Dose Levels:
  - DL1: $5x10^6$ cells / m^2
  - DL2: $1x10^7$ cells / m^2
  - DL3: $2x10^7$ cells / m^2

Future (Phase II)

Patient Enrollment

- 45 active patients
- 60 adjuvant patients

Endpoints

- Primary: ORR at 1 month in active disease, 12 month RFS in adjuvant disease
- Secondary: 6 month CR in active patients

35

AML / MDS Clinical Trial Design

Present (Phase I)	**Future** (Phase II)

Present (Phase I)

Eligibility

- Any patient with AML / MDS post allo-HSCT
- Donor-derived multiTAA T cells produced
- Group A: Adjuvant
  - Patients ≥ 30 days post allo-HSCT
- Group B: Active disease
  - Patients ≤ 30 days post allo-HSCT

Dosing

- DL1: $5x10^6$ cells / m^2
- DL2: $1x10^7$ cells / m^2
- DL3: $2x10^7$ cells / m^2

Future (Phase II)

Patient Enrollment

- 30 on active disease arm
- 60 on adjuvant arm

Endpoints

- Primary: Overall response rate (ORR) @ 1 month in active, GRFS (GvHD / relapse free survival) @ 12 months in adjuvant
- Secondary: OS @ 6 months in active

36

Multiple Myeloma Clinical Trial Design

Present (Phase I)	Future (Phase II)

Present (Phase I)

Eligibility

- Any patient ≥ 18 years old with multiple myeloma (post completion of at least 1 treatment regimen)
- Group A: > 90 days post autologous or syngeneic transplant or no transplant
- Group B: < 90 days post autologous or syngeneic transplant
- No lymphodepletion before treatment

Dosing

- 2 infusions 14 days apart (Day 0 and 14)
- Dose Levels:
  - DL1: $5x10^{6}$ cells / m^2
  - DL2: $1x10^{7}$ cells / m^2
  - DL3: $2x10^{7}$ cells / m^2
  - DL4: $4x10^{7}$ cells / m^2

Future (Phase II)

Patient Enrollment

- 60 patients, compare with historical controls

Endpoints

- Primary: MRD negative rate
- Secondary: PFS and OS

37

Confidential 38 Kite’s CAR - T Results: Duration of Response Source: NEJM Dec 28, 2017 (377.26) “ Axicabtagene Ciloleucel CAR T - Cell Therapy in Refractory Large B - Cell Lymphoma”

Confidential 39 Kite’s CAR - T Results: Progression - free Survival Source: NEJM Dec 28, 2017 (377.26) “ Axicabtagene Ciloleucel CAR T - Cell Therapy in Refractory Large B - Cell Lymphoma”

Confidential 40 Kite’s CAR - T Results: Overall Survival Source: NEJM Dec 28, 2017 (377.26) “ Axicabtagene Ciloleucel CAR T - Cell Therapy in Refractory Large B - Cell Lymphoma”

Confidential 41 Kite’s CAR - T Results: Toxicity Rates Source: NEJM Dec 28, 2017 (377.26) “ Axicabtagene Ciloleucel CAR T - Cell Therapy in Refractory Large B - Cell Lymphoma”

Thank You